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                                                                 Exhibit (10)(i)

                                                           EXECUTION COUNTERPART


                                AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of May 15, 2000 between THE FIRST AMERICAN FINANCIAL CORPORATION, a corporation duly organized and validly existing under the laws of the State of California (the "Borrower"); each of the lenders that
                                          --------
is a signatory hereto (individually, a "Lender" and, collectively, the
                                        ------
"Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such
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capacity, together with its successors in such capacity, the "Administrative
                                                              --------------
Agent").
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          The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of July 2, 1999 (the "Credit Agreement"), pursuant
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to which a revolving credit facility is made available to the Borrower. The
Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 1, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definition and inserting the same in the appropriate alphabetical location:

          "Synthetic Lease" means a lease of property or assets designed to
           ---------------
     permit the lessee (a) to claim depreciation on such property or assets under U.S. tax law and (b) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee's balance sheet under GAAP.

          2.03. Clause (l) of Section 6.01 of the Credit Agreement shall be amended in its entirety to read as follows:

          "(l) Obligations under Sale/Leaseback Transactions and Synthetic Leases permitted by Section 6.07; and".

                                Amendment No.1
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                                      -2-

          2.04. Section 6.02 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) relettering clause "(j)" thereof as "(k)" and (iii) inserting a new clause (j), immediately following such clause (i), to read as follows:

          "(j) Liens under Sale/Leaseback Transactions and Synthetic Leases permitted by Section 6.07; provided that no such Lien shall extend to or
                                --------
     cover any property other than the property subject to such Sale/Leaseback Transactions and/or Synthetic Leases; and".

          2.05. Section 6.07 of the Credit Agreement shall be amended in its entirety to read as follows:

          "6.07  Sale/Leaseback Transactions and Synthetic Leases. The Borrower
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     will not, nor will it permit any of its Subsidiaries to, enter into any
     Sale/Leaseback Transaction or Synthetic Lease, if, as a result thereof, the aggregate amount of rent and lease payments payable in any fiscal year by the Borrower and its Subsidiaries under all such arrangements would exceed $25,000,000."

          Section 3.  Representations and Warranties.  The Borrower represents
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and warrants to the Lenders that the representations and warranties set forth in
Section 3 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 3 to "this Agreement" included reference to this Amendment No. 1.

          Section 4.  Conditions Precedent to Effectiveness.  The amendments to
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the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Borrower and the Required Lenders.

          Section 5.  Miscellaneous.  Except as herein provided, the Credit
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Agreement shall remain unchanged and in full force and effect. This Amendment
No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No.1
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                                      -3-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                        THE FIRST AMERICAN FINANCIAL
                                        CORPORATION



                                        By /s/ MARK R ARNESEN
                                          ________________________________
                                          Name: Mark R Arnesen
                                          Title: Secretary



                                        By /s/ DREW R. CREE
                                          ________________________________
                                          Name: Drew R. Cree
                                          Title: Vice President


                                        THE CHASE MANHATTAN BANK
                                        individually and as Administrative Agent

                                        By /s/ DONALD RANDS
                                          _____________________________
                                          Name: Donald Rands
                                          Title: Vice President


                                        COMERICA BANK


                                        By /s/ DAVID WEISMILLER
                                          ____________________________
                                          Name: David Weismiller
                                          Title: Corporate Banking Officer

                                        BANK ONE, NA


                                        By /s/ THOMAS J. CONNOLLY
                                          ____________________________
                                          Name: Thomas J. Connolly
                                          Title: First Vice President

                                Amendment No.1
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                                      -4-

                                        FIRST SECURITY BANK, N.A.


                                        By /s/ STEVEN M. KOHLER
                                          ____________________________
                                          Name: Steven M. Kohler
                                          Title: Vice President


                                        FLEET NATIONAL BANK


                                        By /s/ JAN-GEE W. MCCOLLAM
                                          ____________________________
                                          Name: Jan-Gee W. McCollam
                                          Title: Managing Director


                                        SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                        By /s/ W. DAVID WISDOM
                                          ____________________________
                                          Name: W. David Wisdom
                                          Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By /s/ LYLE J. BOWER
                                          ____________________________
                                          Name: Lyle J. Bower
                                          Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By /s/ DENETTE CORRALES
                                          _____________________________
                                          Name: Denette Corrales
                                          Title: Assistant Vice President

                                Amendment No.1
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